UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2025

TILT HOLDINGS INC.

(Exact name of registrant as specified in its charter)

British Columbia	000-56422	83-2097293
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

, Arizona
7655 E Redfield Road, Suite 110 Scottsdale, Arizona	85260
(Address of principal executive offices)	(Zip Code)

(480) 867-6100
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.424)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

On July 30, 2025, Standard Farms, LLC. (“Standard Farms”), a wholly owned subsidiary of TILT Holdings Inc. (“TILT”), entered into a Management Services Agreement (the “MSA”) with MariMed Advisors, Inc., a Delaware corporation (the “Manager”).

Under the MSA, the Manager will provide comprehensive management services to Standard Farms’ medical marijuana operations in Pennsylvania while Standard Farms will remain the permit holder of record.  The Manager is tasked with overseeing budgeting, financial planning, compliance with applicable laws, and maintaining quality management programs. The Manager is also responsible for advising on accounting, managing business bank accounts, and ensuring compliance with tax and licensing requirements.

The Manager will receive a management fee of 12.5% of the gross revenue, payable monthly, with provisions for deferring payment, if necessary.

The MSA includes standard representations, warranties, and indemnification provisions.  The MSA is set for an initial term of four years commencing September 1, 2025, with automatic renewals unless terminated.

The foregoing summary of the MSA is qualified in its entirety by reference to the full text of the document, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events

On July 31, 2025, the Company issued a press release announcing the entry into the MSA. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Management Services Agreement dated July 30, 2025, by and among Standard Farms LLC and MariMed Advisors, Inc.
99.1	Press Release dated July 31, 2025.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TILT Holdings Inc.

Date: August 5, 2025	By:	/s/ Tim Conder
	Name:	Tim Conder
	Its:	Chief Executive Officer